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                                                                    EXHIBIT 32.1

CERTIFICATION

   I, Woody M. McGee, Chief Executive Officer and I, Donald L. Paliwoda, Chief Financial Officer of Davel Communications, Inc., certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

    1. The Annual Report on Form 10-K of the Company for the annual period ended December 31, 2003 (the Report) fully complies with the requirements of Section 13(a) of the Securities Exchange Act if 1934 (15 U.S.C. 78m); and

    2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

        Date: March 30, 2004                    /s/ WOODY M. MCGEE
                                     -------------------------------------------
                                     Woody M. McGee, Chief Executive Officer

                                                /s/ DONALD L. PALIWODA
                                     -------------------------------------------
                                     Donald L. Paliwoda, Chief Financial Officer

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